ALPS ETF Trust

Cohen & Steers Global Realty Majors ETF

SUPPLEMENT DATED August 10, 2009 to the

Statement of Additional Information dated May 1, 2009

Effective August 14, 2009, the following replaces the information contained in the sections of the Statement of Additional Information entitled “Other Accounts Managed by the Portfolio Manager; Compensation of the Portfolio Manager” and “Securities Ownership of the Portfolio Managers”:

Other Accounts Managed by the Portfolio Manager; Compensation of the Portfolio Manager.

     The following table lists the number and types of other accounts advised by the primary portfolio managers indicated below and assets under management in those accounts as of June 30, 2009:

	Registered
	Investment
Portfolio	Company	Assets	Pooled	Assets	Other	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed

Karen Q. Wong*	130	23,842M	52	$43,686M	81	25,236M

Richard A. Brown*	130	23,842M	52	$43,686M	81	25,236M

Thomas J. Durante*	130	23,842M	52	$43,686M	81	25,236M

*The information set forth above reflects information about other accounts managed by a team that includes the portfolio manager.

Please note that the team does not manage accounts with performance based fees.

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists.  Each portfolio manager generally manages portfolios having substantially the same investment style as the Funds.  However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Funds managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others.  The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios.  A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions.  For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio.  In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts.  However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.  There are many other factors considered in determining the portfolio manager's bonus and there is no formula that is applied to weight the factors listed (see “Compensation of Portfolio Managers and Other Accounts Managed). In addition, current trading practices do not allow Mellon Capital Management Corporation to intentionally favor one portfolio over another as trades are executed as trade orders are received.  Portfolio’s rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market on close.

The primary objectives of the Mellon Capital Management Corporation’s (“Mellon Capital’s”) compensation plans are to:

•

Motivate and reward continued growth and profitability

•

Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

•

Motivate and reward strong business/investment performance

•

Create an ownership mentality for all employees

The investment professionals’ cash compensation is comprised primarily of a market-based base salary and (variable) incentives (annual and long term).  An investment professional’s base salary is determined by the employees’ experience and performance in the role, taking into account the ongoing compensation benchmark analyses.  A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability.  Therefore, all bonus awards are based initially on Mellon Capital’s financial performance.  The employees are eligible to receive annual cash bonus awards from the Annual Incentive Plan.  Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards").  These targets are derived based on a review of competitive market data for each position annually.  Annual awards are determined by applying multiples to this target award.  Awards are 100% discretionary.  Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed.  Awards are paid in cash on an annual basis.

 All key staff of Mellon Capital are also eligible to participate in the Mellon Capital Long Term Incentive Plan.  These positions have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. In addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role.  This plan provides for an annual award, payable in cash after a three-year cliff vesting period.  The value of the award increases during the vesting period based upon the growth in Mellon Capital’s net income.

Securities Ownership of the Portfolio Managers.  The dollar range of fund shares beneficially owned by the primary portfolio managers indicated below is as follows as of June 30, 2009:

Portfolio Manager	Fund Name	Dollar Range of Fund Shares Beneficially Owned
Karen Q. Wong	Cohen & Steers Global Realty Majors ETF	0
Richard A. Brown	Cohen & Steers Global Realty Majors ETF	0
Thomas J. Durante	Cohen & Steers Global Realty Majors ETF	0